Exhibit 32
CERTIFICATIONPURSUANT TO
18 U.S.C.SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Amscan Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Gerald C. Rittenberg, Chief Executive Officer and Michael A. Correale, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerald C. Rittenberg
Gerald C. Rittenberg
Chief Executive Officer

/s/ Michael A. Correale
Michael A. Correale
Chief Financial Officer

Date: November 14, 2011